Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 17, 2006	/s/ Robert E. Hoptry
Robert E. Hoptry

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 17, 2006	/s/ William G. Barron
William G. Barron

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 17, 2006	/s/ Brian J. Crall
Brian J. Crall

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 17, 2006	/s/ Douglas I. Kunkel
Douglas I. Kunkel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 17, 2006	/s/ Philip A. Frantz
Philip A. Frantz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 17, 2006	/s/ Rick S. Hartman
Rick S. Hartman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 18, 2006	/s/ D.J. Hines
D.J. Hines

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James M. Anderson, his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 17, 2006	/s/ James L. Saner, Sr.
James L. Saner, Sr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of Peoples Ohio Financial Corporation in connection with the merger of Peoples Ohio Financial Corporation with the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 17, 2006	/s/ James M. Anderson
James M. Anderson